UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On September 22, 2023 (the “Effective Date”), Capstone Green Energy Corporation (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Note Purchase Agreement dated October 1, 2020 (the “A&R Note Purchase Agreement”) among the Company, certain subsidiaries of the Company, Goldman Sachs Specialty Lending Group, L.P. (as successor in interest to Goldman Sachs Specialty Lending Holdings, Inc.), as collateral agent (the “Collateral Agent”), and the purchaser party thereto (the “Purchaser”). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the A&R Note Purchase Agreement, as amended by the Sixth Amendment.

Pursuant to the Sixth Amendment, the Company issued and the Purchaser purchased for $3,000,000 in cash additional senior secured notes on the Effective Date (the “Additional Notes”). The Additional Notes bear interest at the SOFR Rate plus 8.75% per annum, payable-in-kind on the last day of each interest period of one-, two-, three- or six-months (but, in the case of a six-month interest period, every three-months). The entire principal amount of the Additional Notes is due and payable on September 1, 2024 (the “Maturity Date”). The Additional Notes do not amortize and the entire principal balance is due in a single payment on the Maturity Date.

The Company’s obligations under the A&R Note Purchase Agreement are unconditionally guaranteed by certain of the Company’s subsidiaries and secured by a lien on substantially all of the present and future property and assets of the Company and such subsidiaries, in each case, subject to customary exceptions and exclusions.

The Additional Notes issued on the Effective Date and the related guarantees have not been registered under the Securities Act, and have been offered and sold in reliance on the exemption from the registration provided by Rule 506 of Regulation D promulgated under the Securities Act. The Additional Notes and the related guarantees may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The Company plans to use the proceeds of the Additional Notes to fund its ongoing operations. The Company is continuing to work with the Collateral Agent and the Purchaser toward a definitive near-term resolution of its financing issues that will strengthen its balance sheet and that will benefit the Company’s stakeholders, including its vendors and other creditors and its stockholders. Such resolution remains subject to a number of factors, including negotiation of definitive documentation, and no assurance can be given that these efforts will conclude successfully.

The foregoing description of the Sixth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sixth Amendment, which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth below under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 19, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s management, determined that, as a result of apparent errors primarily related to revenue recognition associated with bill and hold transactions  that were identified in the course a review by the Audit Committee of certain financial reporting related and other matters, the Company’s previously issued consolidated financial statements as of each and for each of the following fiscal periods are materially incorrect, require restatement and should no longer be relied upon:

●	The first three fiscal quarters of the fiscal year ended March 31, 2023 and the comparable periods of the fiscal year ended March 31, 2022;
●	The fiscal year ended March 31, 2022; and
●	The fiscal year ended March 31, 2021 (the “Subject Periods”).

The Company currently intends to file the restated financial statements with the U.S. Securities and Exchange Commission (the “SEC”) as soon as practicable after the Audit Committee’s ongoing review is complete, the restated financial statements are complete and have been audited or reviewed by Marcum LLP (“Marcum”), the Company’s independent registered accounting firm, and the required periodic reports are finalized.

“Bill and hold” sales generally are sales meeting specified criteria under U.S. generally accepted accounting principles (“GAAP”) to recognize revenue at the time title to goods is transferred to the customer, even though the seller does not ship the goods to the customer until a later time. In typical sales transactions other than those accounted for as bill and hold, title to goods is transferred to the customer at the point of shipment or delivery. As a result of a review concerning the Subject Periods, conducted with the assistance of independent advisors, the Audit Committee identified numerous instances where bill and hold transactions did not appear to meet the requirements for revenue recognition under GAAP. As a result, the Audit Committee has concluded that, in most such cases, revenue should not have been recognized until a later time when the products were subsequently shipped to the customer. As a result, the revenue and the related cost of goods sold reported by the Company for each of the Subject Periods does not accurately reflect the revenue earned in such periods.

The restatement of the financial statements has not been completed, and the full impact of the errors on the Company’s previously filed financial statements has not yet been determined.

Due to the impact of the above matters on the presentation of the Company’s financial statements in its Form 10-K for the fiscal year ended March 31, 2023, in its Form 10-Q for the quarter ended June 30, 2023 and in its Form 10-Q for the quarter ended September 30, 2023, the Company has not timely filed its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 or its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 with the SEC, and may not timely file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023. The Company’s ongoing negotiations with the Collateral Agent and the Purchaser also contributed to the delays in filing its Annual Report and Quarterly Report.

As part of the consideration of the above-described matters, the Company has and will continue to assess the underlying internal control deficiencies that allowed these issues to go undetected and will provide its conclusion regarding control deficiencies and remedial measures in the filings referenced in this Item 4.02.

The Audit Committee has discussed the matters described in this Item 4.02 with Marcum.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including the statements regarding its negotiations with its senior secured lender, the restatement and other statements regarding the Company's expectations, beliefs, plans, intentions, and strategies. The Company has tried to identify these forward-looking statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "intend," "may," "will," "plan," "goal" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the Company’s ability to reach a definitive resolutions with its senior secured lender; risks related to the restatement (including discovery of additional information relevant to the financial statements subject to restatement; changes in the effects of the restatement on the Company’s financial statements or financial results and delay in the filing of the amended 10-K and amended 10-Q’s due to the Company’s efforts to complete the restatement; the time, costs and expenses associated with the restatement; potential inquiries from the SEC and/or Nasdaq; the potential material adverse effect on the price of the Company’s common stock and possible stockholder lawsuits); and expectations regarding financial performance, strategic and operational plans, and other related matters. For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

Sixth Amendment to Amended and Restated Note Purchase Agreement, dated as of September 22, 2023, by and among the Company, certain subsidiaries of the Company, Goldman Sachs Specialty Lending Group, L.P. and the Purchaser party thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY CORPORATION

Date: September 22, 2023	By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: Executive Chairman, Interim President and Chief Executive Officer